UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 3, 2010
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32369	98-0204105
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8 Inverness Drive East, Suite 100
Englewood, Colorado 80112
(Address of principal executive office)
(Registrant’s telephone number, including area code): (303) 483-0044
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On November 3, 2010, Gasco Energy, Inc. (the “Company”) and certain of its subsidiaries as guarantors (the “Guarantors”), the lenders party thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), entered into the Eleventh Amendment to Credit Agreement (the “Eleventh Amendment”) amending that certain Credit Agreement, dated as of March 29, 2006, by and among the Company, the Guarantors, the Lenders and the Administrative Agent (as amended, and as further amended by this Eleventh Amendment, the “Credit Agreement”). The Eleventh Amendment was entered into in connection with the Company’s November 2010 borrowing base redetermination, which under the Credit Agreement are scheduled to occur semi-annually in May and November of each calendar year; the Company and the lenders may also request one additional unscheduled redetermination during each calendar year. Pursuant to the Eleventh Amendment, the Credit Agreement was amended, among other things, to acknowledge and reaffirm that the Company’s borrowing base is $16,000,000, which will remain in effect until the earlier of (i) the next redetermination of the borrowing base, which is currently scheduled for May 2011 and (ii) the date such borrowing base is otherwise reduced pursuant to the terms of the Credit Agreement. The Eleventh Amendment also extended the termination of the credit facility by one year to March 26, 2012.
     The foregoing description of the Eleventh Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
     On November 8, 2010, the Company issued a press release announcing the execution of the Eleventh Amendment to Credit Agreement, as set forth in Item 1.01 above. A copy of the press release is “furnished” as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information presented herein under this Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits:
10.1	Eleventh Amendment to the Credit Agreement, dated as of November 3, 2010, by and among Gasco Energy, Inc., as Borrower, certain subsidiaries of Gasco Energy, Inc., as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release dated November 8, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Gasco Energy, Inc.
Date: November 9, 2010	By:	/s/ W. King Grant
		Name:	W. King Grant
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Eleventh Amendment to the Credit Agreement, dated as of November 3, 2010, by and among by and among Gasco Energy, Inc., as Borrower, certain subsidiaries of Gasco Energy, Inc., as Guarantors, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press Release dated November 8, 2010